                           YOUNG AMERICA CORPORATION
                                      AND
                          YOUNG AMERICA HOLDINGS, INC.
                         NOTICE OF GUARANTEED DELIVERY
                                       OF
                   11 5/8% SENIOR SUBORDINATED NOTES DUE 2006

     As set forth in the Prospectus dated           , 1998 (the "Prospectus"),
of Young America Corporation and Young America Holdings, Inc. (together, the "Issuers") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," this form must be used to accept the Issuers' offer to exchange their 11 5/8% Series B Senior Subordinated Notes due 2006 (the "New Notes") for an equal principal amount of their 11 5/8% Senior Subordinated Notes due 2006 (the "Old Notes"), by Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             THE EXCHANGE AGENT IS:

                              MARINE MIDLAND BANK
                                  140 BROADWAY
                                 LEVEL A WINDOW
                         NEW YORK, NEW YORK 10005-1180
                     ATTENTION: CORPORATE TRUST OPERATIONS
                            FACSIMILE: 212-658-2292
                            TELEPHONE: 212-658-5931

            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS
             SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER
                          OTHER THAN ONE LISTED ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies And Gentlemen:

     The undersigned hereby tenders for exchange to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 1998, unless extended by
the Issuers. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on           , 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

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                                                              Date: ------------------------
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                                                              Date: ------------------------
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     SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
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Name(s):

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                                 (PLEASE PRINT)

Capacity (full title), if signing in a fiduciary or representative capacity:

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Address:

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                              (INCLUDING ZIP CODE)

Taxpayer Identification or
Social Security No.:

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Principal Amount of Old Notes Tendered (must be in integral multiples of
$1,000):                                                                       $
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Certificate Number(s) of Old Notes (if available):

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Aggregate Principal Amount Represented by Certificate(s):                      $
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IF TENDERED OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE NUMBER (if available):

Account No.:
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Transaction Number:
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

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof) or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange
Offer -- Book-Entry Transfer" and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:
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Address:
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Authorized Signature:
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Name:
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Title:
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Area Code and
Telephone No.:
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Date:
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NOTE:  DO NOT SEND OLD NOTES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD NOTES
       MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF
       TRANSMITTAL.